eTon

pharmaceuticals

CORPORATE PRESENTATION

MAY 2017

eTon

pharmaceuticals

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from Imprimis Pharmaceuticals, Inc.'s ("Imprimis") and Eton Pharmaceuticals, Inc.'s (the " "Eton", and collectively with Imprimis, the "Company") expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Imprimis' filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law.

eTon
pharmaceuticals

ABSTRACT

Eton is a subsidiary of Imprimis Pharmaceuticals, Inc. (NASDAQ: IMMY)

Focus on 505(b)(2) patent-pending drug candidates with multiple potential indications in billion dollar markets with single incumbent competition

Eton will be funded and managed outside of Imprimis

Initial development assets are two patent-pending drug candidates:

SYNTHETIC CORTICOTROPIN (drug incumbent: H.P. Acthar® Gel)
MS relapse, Infantile Spasms – incumbent drug sales $1.1B+[1]

INJECTABLE PENTOXIFYLLINE (drug incumbent: Xiaflex®)
Peyronie's disease – U.S. drug market potential $1B+[2]

Two **DESI ASSETS** to provide near term revenue and cash flow streams
DESI Asset #1 (pain) estimated annual peak sales potential of $50M

DESI Asset #2 (dialysis) estimated annual peak sales potential of $20M+

505(B)(2) & DESI:

FASTER PATH TO APPROVAL

505(B)(2)

- Potential for lower risk due to reference product approval
- Lower cost, accelerated development, fewer studies
- Can rely on already completed clinical trials, existing data
- May qualify for 3-5 years of exclusivity (extended with IP)
- Shorter path to approval yet still rewards innovation

DESI DRUGS

- Drugs on market prior to efficacy requirement from FDA (pre 1962)
- Access 505(b)(2), approvals often near term & with no trials, at lower cost, less uncertainty
- Market exclusivity: up to 3 years; (extend with IP)
- Upon approval, sponsor determines market price
- Opportunity for generic product risks & cost, with branded product rewards
- DESI conversions can multiply total product sales dramatically


eTon
pharmaceuticals

MS RELAPSE & INFANTILE SPASMS

SYNTHETIC CORTICOTROPIN (FOR INJECTION)


eTon
pharmaceuticals

MS RELAPSE & INFANTILE SPASMS

SYNTHETIC CORTICOTROPIN (FOR INJECTION)

eTon
pharmaceuticals

MARKET ANALYSIS:

HP ACTHAR® GEL

Adrenocorticotropic hormone analogue used for various indications (see slide 9)

H.P. Acthar® Gel was acquired by Mallinckrodt in 2014 through $5.8B Questcor acquisition[3]

Questcor's sole commercial asset was H.P. Acthar® Gel

2016 net annual sales for H.P. Acthar® Gel est. $1.1B+[1]

H.P. Acthar® Gel is currently priced at $38,000 per 5mL vial[4]

FDA approved in 1952; off-patent; no generics or similar type drug[5]

Barriers to entry:

- HIGHLY UNSTABLE
- ANIMAL DERIVED MOLECULE IS DIFFICULT TO MANUFACTURE API
- NO ESTABLISHED BIOEQUIVALENCE MODEL

CORTICOTROPIN FORMULATION

Eton synthetic formulation mimics amino acid chain of H.P. Acthar® Gel

Patent-pending technology stabilizes a known unstable molecule

Eton formulation description:
- 39-chain amino acid peptide synthetic adrenocorticotrophic hormone
- Preservative free and non-gelatin, extended release synthetic Corticotropin
- Demonstrated 180 days of stability – without significant deterioration over time

FDA has shown favorable bias for synthetic molecules

API sourcing/stability (porcine) may be overcome with Eton formulation

Formulation and dosage form (non-gelatin) allow for 505(b)(2) pathway

Payors are highly motivated to find alternatives to H.P. Acthar® Gel



COMPETITIVE ANALYSIS

	Mallinckrodt ACTHAR GEL	ani CORTICOTROPIN (ZINC)	MARATHON SYNACTHEN*	eTon pharmaceuticals SYNTHETIC CORTICOTROPIN
REGULATORY	FDA APPROVED (1952)	WORKING TOWARDS sNDA SUBMISSION	FTC FORCED LICENSE OF DRUG RIGHTS	505(B)(2)
API SOURCE	PORCINE PITUITARY GLANDS	PORCINE PITUITARY GLANDS	SYNTHETIC	SYNTHETIC
AMINO ACID PEPTIDE	39 CHAIN	39 CHAIN	24 CHAIN	39 CHAIN
PATENTS	NONE	NONE	NONE	PATENT-PENDING

* Synacthen and Synacthen Depot:
- Synacthen Depot approved O.U.S.; excl. rights acquired by Questcor (2013) for up to $300M from Novartis AG - WW controlled by Mallinckrodt[6]
- Mallickrodt paid $100M to settle anti-trust charges; agreed to grant a sublicense to develop Synacthen in US to Marathon (Jan. 2017)[7]

ESTIMATED TARGET MARKETS[8]

DIAGNOSIS	FISCAL 2016* ACTHAR ADDRESSABLE PATIENTS	FISCAL 2016* TREATED W/ ACTHAR	PATIENTS NOT TREATED W/ACTHAR	ACTHAR PENETRATION RATE
INFANTILE SPASMS	1,500	797	703	53%
MULTIPLE SCLEROSIS RELAPSE	26,456	4,829	21,627	18%
PROTENIURIA REMISSION IN IDIOPHATHIC NEPHROTIC	12,156	1,494	10,662	12%
DERMATOMYOSTIS (POLYMYOSITIS)	20,000	849	19,151	4%
SYMPTOMATIC SARCOIDOSIS	22,000	506	21,494	2%
RHEUMATOID ARTHRITIS (ADJUVANT THERAPY)	84,332	1,492	82,840	2%
SLE (LUPUS)	76,170	1,043	75,127	1%
PSORIATIC ARTHRITIS	27,000	174	26,826	1%
ANKYLOSING SPONDYLITIS	49,080	43	49,037	0%
TOTAL	**318,694**	**11,227**	**307,467**	

*Estimate and based on Mallinckrodt Pharmaceuticals, Inc. fiscal year

eTon pharmaceuticals

SCENARIO 1

- FDA agrees that the product is the "same as" the naturally derived product
- Potential for significant CMC and possibly some immunogenicity work but not sophisticated analytical testing. Must demonstrate we meet current impurity and degradation limits under ICH
- No additional toxicology studies required; permits reliance on the DESI indications and the previous findings of safety and efficacy in the H.P. Acthar (Acthar) gel application
- FDA will likely require a bridging study to gauge reliance (e.g., AUC, partial AUCs and Cmax, Tmax) and are similar enough to permit such reliance
- Issues of endogenous material identified in any bridging studies
- FDA provides the full label as Acthar
- FDA agrees that the products are equivalent and gives an "AB" therapeutic equivalence evaluation (AB would permit substitution between the synthetic and naturally occurring product)

Estimated Cost/Duration of development:

- $5M - $12M
- 2 – 3 Years

SCENARIO 2

- FDA requires immunogenicity work and analytical work demonstrating not only that the sequence of the amino acids are the same, but that extraneous material in the naturally-derived material does not contribute to the effectiveness of the product (the conjugated estrogen example)
- Potential for bridging studies and perhaps some smaller clinical studies to demonstrate that the synthetic product performs the same clinically
- Issues of endogenous material must be identified in bridging studies
- Depending on the results of the bridging, small clinical, and immunogenicity testing and CMC work, FDA agrees to give the same label but does not give a therapeutic equivalence rating permitting substitution due to certain differences that FDA determines are clinically significant
- Must meet current impurity and degradation limits under ICH (International Council for Harmonization of Technical Requirements for Pharmaceuticals for Human Use)

Estimated Cost/Duration of development:

- $15M - $30M
- 3 - 5 years

*Additional scenarios exist that include the possibility of longer durations, costs, efforts and/or even FDA denying use of 505(b)(2) application, although Eton has described the scenarios above it believes are most relevant and which are most preferred.


eTon
pharmaceuticals

PEYRONIE'S DISEASE

PENTOXIFYLLINE (FOR INJECTION)

DISEASE PROFILE AND MARKET ANALYSIS:

PENTOXIFYLLINE

Peyronie's disease (PD) is the development of fibrous scar tissue (plaque) inside the penis that causes curved, painful erections

Symptoms can include: significant bend to and/or shortening of penis, penile pain with or without erection, and erectile dysfunction

~95,000 men in U.S. diagnosed annually[9]; experts believe disease may be underdiagnosed and prevalence of PD could be as high as 1 out of 11 men[10]
Some cases will not require treatment, most will remain or worsen without treatment

Xiaflex®(collagenase) is the only FDA approved, non-invasive treatment option for PD[11]

- "**XIAFLEX® IS OUR FLAGSHIP BRANDED ASSET**" – ENDO Q4 and Full Year 2016 Presentation Feb. 28, 2017

Clinical study demonstrated avg. of 33%-35% improvement in curvature[12]

Course of treatment for Xiaflex ®: $26,000 - 8 injections total (2014)[13]

PD drug market estimated over $1B U.S. market potential[2]

Xiaflex® also used to treat Dupuytren's Contracture and being developed for cellulite[14,15]

ETON PHARMACEUTICALS:

PEYRONIE'S PROGRAM ADVANTAGES

Patent-pending formulation of pentoxifylline in solution as an injectable for the treatment of symptoms associated with PD

Generic, oral pentoxifylline is prescribed off-label as first-line treatment for certain patients suffering from PD for treatment of symptoms[16]

Pentoxifylline is a xanthine derivative, which improves blood flow and reduces blood viscosity and decreases the potential for platelet aggregation and thrombus[17]

Certain reported side effects for oral pentoxifylline may be less severe when compared to Xiaflex/collagenase:

- **Xiaflex®**: penile fracture; swelling at injection site; bruising; hematoma; erectile dysfunction (ED); pain[18]
- **Oral pentoxifylline**: dizziness, headache, blurred vision; gas/ upset stomach; nausea[19]

Compounded version of pentoxifylline injection prescribed by KOL: 5 treated; 2 finished treatment and reversed curvature; 3 completing treatment and "doing well"

Investigator initiated study (2014) showed improvement in pain, ED and curvature (described further in next slide)

Other indications covered under IP: Dupuytren's Contracture and Anti-Cellulite


O
O
N
N
O
N
N

eTon
pharmaceuticals

INITIAL STUDIES

OF ETON PENTOXIFYLLINE FORMULATION

Investigator-initiated study conducted at leading university to study up to 10 patients with PD

Goal was to determine:

- **Efficacy of injectable pentoxifylline for treatment of PD; identify ideal patient responders**
- **Gain experience with the formulation and treatment/dosing regimen**

Results:

- **6 patients completed full treatment regimen (12 injections)**
- **100% had improvement in pain and erectile dysfunction if either symptom was present**
- **2 patients indicated significant improvement in curve (approximately 50% improvement); 3 had arrested disease progression**
- **Outcome preliminarily revealed certain patients received better prognosis and response to treatment than others (presenting percent of curvature)**

Next Steps:

- **Identify proper patient profile for treatment (minimum amount of curvature, pain, etc.)**
- **Consider clinical pathway and Pre-IND* strategy: (a) extent of dosing studies and (b) safety studies; consider combination of existing data and literature with a small study for pain management (estimated $5M to $10M)**

*Additional scenarios exist that include the possibility of longer durations, costs, efforts and/or even FDA denying use of 505(b)(2) application, although Eton has described the scenarios above it believes are most relevant and which are most preferred.


eTon
pharmaceuticals

NEAR TERM OPPORTUNITIES

DESI DRUGS

eTon
pharmaceuticals

DESI OPPORTUNITIES:

COMPETITIVE ANALYSIS

- FDA program Drug Efficacy Study Implementation (DESI) for drugs that came to market before 1962 prior to FDA approval for a drug requiring efficacy[20]
- FDA can approve a new-drug application for a DESI drug and developer of the new drug may get a new period of market exclusivity for up to three years[20]
- Management has identified two DESI assets (sterile injectables) it will pursue with estimated peak sales listed below:

	ASSET #1 ($50M)	ASSET #2 ($20M)
EXPECTED SUBMISSION DATE	2018	2018
POTENTIAL LAUNCH DATE	2019	2019
MARKET SECTOR	PAIN	DIALYSIS

- DESI assets expected to provide near-term revenue streams to help limit cash burn
- Management is aware of a number of additional DESI opportunities that exist and may be pursed as company's stage of development matures

DESI ASSET #1

Current product sales not captured by IMS, opportunity may be undervalued by the market

- Product is mostly sold direct to hospitals

Scarce API has been secured with long-term exclusive supply agreement

Development work is completed, registration batch production to be manufactured in August 2017

NDA submission with FDA anticipated in second half of 2018

Eton has signed an agreement to acquire DESI Asset #1, acquisition close upon Eton financing

Eton will pay a share of gross profits, less other certain expenses, generated from DESI Asset #1 to the seller


*Estimated annual revenue potential (in millions):
$60
$50
$40
$30
$20
$10
$0
2019
2020
2021
2022
2023
Sales

*Company internal estimates based on assumptions with respect to pricing, reimbursement, market penetration and other factors. Actual results and future Company estimates may differ materially.

eTon pharmaceuticals

DESI ASSET #2

Well known to physicians with decades long track record, providing immediate potential demand for product upon launch with no promotional spending

- There are no substitute prescription alternatives currently approved by the FDA

Finalizing development activities; registration batch production to be manufactured in Q4 2017

NDA submission with FDA anticipated in Q4 2018

Competing products have seen prices increase 15-40x over the last 5 years minimal impact on volumes – Asset 2 currently sold at discount to drug peers

Eton has signed an agreement to acquire DESI Asset #2, acquisition close upon Eton financing

Eton will pay a share of gross profits, less other certain expenses, generated from DESI Asset #2 to the seller



*Estimated annual revenue potential (in millions):
$25
$20
$15
$10
$5
$0
2019
2020
2021
2022
2023
Sales

*Company internal estimates based on assumptions with respect to pricing, reimbursement, market penetration and other factors. Actual results and future Company estimates may differ materially.



eTon
pharmaceuticals

MANAGEMENT AND SUMMARY

eTon
pharmaceuticals

KEY TEAM MEMBERS

Chief Executive Officer*: Over 20 years of experience in the pharmaceutical industry. Mostly serving as senior executive in corporate development for multi-billion dollar pharma companies; has led over 100 transactions contributing hundreds of millions of dollars of annual revenue.

Director*: Charles Casamento former CEO of Questcor where he negotiated the purchase of H.P. Acthar Gel for $100,000; Executive Director and Principal of The Sage Group, a health care advisory group; has led 5 startup companies, all of which were successfully taken public during his tenures. Has served on boards of 12 public companies.

Director: Mark L. Baum, J.D. is a founder, member of the board of directors and CEO of Imprimis Pharmaceuticals, Inc. He led the restructuring and reorganization of Imprimis, and has been its CEO since April 2012, and member of its board since December 2011.

Continued management, oversight and advisement from members of Imprimis Pharmaceuticals senior management team

*Appointment pending completion of financing.

eTon
pharmaceuticals

SUMMARY

505(b)(2) sterile injectable development focused Eton is a subsidiary of Imprimis Pharmaceuticals, Inc.

Eton will be funded and managed outside of Imprimis as a separate entity

Assembling experienced management and Board to carryout strategy

Two proprietary assets intended to treat diseases with significant unmet needs:

SYNTHETIC CORTICOTROPIN (drug incumbent: H.P. Acthar® Gel) -
Incumbent drug sales $1.1B+

INJECTABLE PENTOXIFYLLINE (drug incumbent: Xiaflex®) -
U.S. drug market potential $1B+

Two **DESI ASSETS** with potential to provide near term cash flow streams:
DESI Asset #1 estimated $50M annual peak sales potential

DESI Asset #2 estimated $20M+ annual peak sales potential

APPENDIX

eTon pharmaceuticals

REFERENCES

1. Mallinckrodt Pharmaceuticals: Jefferies London NDR Investor Presentation. (2017, March). Retrieved May 11, 2017.
2. Internal business data, 2017, based on assumptions with respect to pricing, reimbursement, market penetration and other factors. Actual results and future estimates may differ materially
3. Mallinckrodt Pharmaceuticals Press Release, PR Newswire. (2014, August 14). Mallinckrodt Completes Acquisition of Questcor Pharmaceuticals. Retrieved May 11, 2017, from http://www.prnewswire.com/news-releases/mallinckrodt-completes-acquisition-of-questcor-pharmaceuticals-271292771.html
4. GoodRx. (2017). H.P. Acthar Price. Retrieved May 11, 2017, from https://www.goodrx.com/h.p.-acthar
5. U.S. Food and Drug Administration. (2010, May 6). H.P. Acthar ® Gel (repository corticotropin injection) for the Treatment of Infantile Spasms. Retrieved May 10, 2017, from http://www.fda.gov/downloads/AdvisoryCommittees/CommitteesMeetingMaterials/Drugs/PeripheralandCentralNervousSystemDrugsAdvisoryCommittee/UCM212954.pdf
6. Questcor Pharmaceuticals, Inc. (2013, June 11). Current Report on Form 8-K filed with the Securities and Exchange Commission. Retrieved May 11, 2017, from https://www.sec.gov/Archives/edgar/data/891288/000119312513254082/d552318d8k.htm
7. Mangan, D. (2017, January 18). Mallinckrodt to pay $100 million to settle FTC, state charges on antitrust violations. Retrieved May 11, 2017, from http://www.cnbc.com/2017/01/18/mallinckrodt-reaches-settlement-with-ftc-on-probe-linked-to-martin-shkreli-backed-lawsuit.html
8. Mallinckrodt Pharmaceuticals. (2015, December). H.P. Acthar® Gel Overview. Retrieved May 11, 2017, from http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9NjA0NzMwfENoaWxkSUQ9MzE1ODU2fFR5cGU9MQ==&t=1
9. IMS Health, Inc. data (2014).
10. Johns Hopkins University (n.d.). Peyronie's Disease - The James Buchanan Brady Urological Institute. Retrieved May 11, 2017, from http://urology.jhu.edu/peyronie/
11. Talib, R. A., Ibrahim, M. A., & Cangüven, Ö. (2016, December). Nonsurgical treatment options in Peyronie's Disease: 2016 update. Retrieved May 11, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5125733/
12. Clinical data | XIAFLEX® (collagenase clostridium histolyticum). (n.d.). Retrieved May 11, 2017, from https://peyronies-disease.xiaflex.com/hcp/clinical-data/

eTon
pharmaceuticals

REFERENCES

13. Pollack, A. (2013, December 6). Injections to Treat an Embarrassing Ailment Win U.S. Approval. Retrieved May 11, 2017, from http://www.nytimes.com/2013/12/07/business/fda-approves-treatment-for-curved-penis.html
14. XIAFLEX® Full Prescribing Information. (n.d.). Retrieved May 11, 2017, from http://www.endo.com/File%20Library/Products/Prescribing%20Information/Xiaflex_prescribing_information.html
15. Endo International plc Press Release, PR Newswire. (2016, November 17). Endo Announces Positive Data from Phase 2b Study of Collagenase Clostridium Histolyticum (CCH) in Patients with Cellulite. Retrieved May 11, 2017, from http://www.prnewswire.com/news-releases/endo-announces-positive-data-from-phase-2b-study-of-collagenase-clostridium-histolyticum-cch-in-patients-with-cellulite-300364763.html
16. Shamloul, R., & Bella, A. (2011). Management of Peyronie's Disease in the Aging Male. Retrieved May 11, 2017, from http://www.medscape.com/viewarticle/740710
17. RxList Inc. (n.d.). Trental (Pentoxifylline) Drug Information: Clinical Pharmacology - Prescribing Information at RxList. Retrieved May 11, 2017, from http://www.rxlist.com/trental-drug/clinical-pharmacology.htm
18. Important Safety Information for XIAFLEX®. (n.d.). Retrieved May 11, 2017, from https://peyronies-disease.xiaflex.com/
19. Pentoxifylline Oral: Uses, Side Effects, Interactions, Pictures, Warnings & Dosing. (n.d.). Retrieved May 11, 2017, from http://www.webmd.com/drugs/2/drug-5022/pentoxifylline-oral/details#side-effects
20. U.S. Food and Drug Administration. (2015, March 20). Marketed New Drugs Without Approved NDAs and ANDAs. Retrieved May 11, 2017, from https://www.fda.gov/iceci/compliancemanuals/compliancepolicyguidancemanual/ucm074382.htm

180 DAY

OPERATIONAL PLAN

Assemble experienced management team and empanel Board of Directors

- Qualified candidates have 505(b)(2) and NDA submission experience

Request and prepare package for Pre-IND meeting with FDA regarding synthetic corticotropin asset

- Justification and support for 505(b)(2) application
- Objective is to define non-clinical/clinical development plan in meeting minutes

Execute on DESI assets program

CORTICOTROPIN CONCENTRATION 80U/ML

SIX MONTH STABILITY STUDY


150%
140%
130%
120%
110%
100%
90%
80%
70%
60%
50%
OCT.17.16
OCT.27.16
NOV.07.16
NOV.16.16
DEC.16.16
JAN.16.17
FEB.16.17
APR.17.17

U.S. Pharmacopeia monograph for corticotropin (injection): In a suitable diluent, of material containing the polypeptide chain hormone having the property of increasing the rate of secretion of adrenal corticosteroids. Its potency is not less than 80% and not more than 125% of the potency stated on the label of USP corticotropin units.

# PRE-IND MEETING STRATEGY:
505(B)(2)

KEY QUESTIONS TO ANSWER:

- Toxicology studies requirements or other non-clinical studies to support the NDA
  - **Support with predicate data based on products used as Reference Listed Drug (RLD)**
- Define clinical or bridging studies requirements
  - **Bridging study will be rationalized with predicate data**
  - **Examples of bridging study designs will be proffered based on input from KOLs**

PRE-IND MEETING PACKAGE:

- CMC package to focus on similarity of synthetic vs. naturally-derived product
- Testing employed in development plan
- Bridging study protocol with supporting justification
- CMC issues relative to control of impurities and degradants
- Specifications used to monitor the manufacture and control of the drug product

H.P. ACTHARGEL

INDICATIONS

- Treatment during an exacerbation or as maintenance therapy in selected cases of systemic lupus erythematosus
- Monotherapy for the treatment of infantile spasms in infants and children under 2 years of age
- The treatment of acute exacerbations of multiple sclerosis in adults. Controlled clinical trials have shown H.P. Acthar® Gel to be effective in speeding the resolution of acute exacerbations of multiple sclerosis. However, there is no evidence that it affects the ultimate outcome or natural history of the disease
- Inducing a diuresis or a remission of proteinuria in nephrotic syndrome without uremia of the idiopathic type or that due to lupus erythematosus
- Treatment during an exacerbation or as maintenance therapy in selected cases of systemic dermatomyositis (polymyositis)
- The treatment of symptomatic sarcoidosis
- Adjunctive therapy for short-term administration (to tide the patient over an acute episode or exacerbation) in: psoriatic arthritis, rheumatoid arthritis, including juvenile rheumatoid arthritis (selected cases may require low-dose maintenance therapy), ankylosing spondylitis
- Treatment of severe acute and chronic allergic and inflammatory processes involving the eye and its adnexa such as: keratitis, iritis, iridocyclitis, diffuse posterior uveitis and choroiditis, optic neuritis, chorioretinitis, anterior segment inflammation
- Adjunctive therapy for short-term administration (to tide the patient over an acute episode or exacerbation) in psoriatic arthritis
- Adjunctive therapy for short-term administration (to tide the patient over an acute episode or exacerbation) in rheumatoid arthritis, including juvenile rheumatoid arthritis (selected cases may require low-dose maintenance therapy)


eTon
pharmaceuticals
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